                                                                   Exhibit 10.20


                                LEASE AGREEMENT

   THIS LEASE AGREEMENT, ENTERED INTO BY AND BETWEEN CPL PROPERTIES, LTD.,
                                                     ---------------------
(HEREINAFTER CALLED "LANDLORD"), AND TELCO COMMUNICATIONS, GROUP, INC.,
                                     ----------------------------------
(HEREINAFTER CALLED "TENANT"), AS OF MARCH 1ST, 1995.
                                     ----------------

         1. PREMISES.

            LANDLORD HEREBY LEASES TO TENANT, AND TENANT HEREBY LEASES FROM LANDLORD 3,470 SQUARE FEET, MORE OR LESS, OF SPACE ON THE FOURTH FLOOR(S) IN THE BUILDING KNOWN AS NORTHWEST BANK BUILDING/DOWNTOWN, (HEREINAFTER CALLED "BUILDING") AND LOCATED ON A TRACT OF LAND MORE PARTICULARLY IDENTIFIED IN THE ATTACHED EXHIBIT "A". THE SPACE HEREBY LEASED IN THE BUILDING IS HEREINAFTER CALLED THE "LEASED PREMISES"; AND IS SHOWN OUTLINED ON THE FLOOR PLAN DESIGNATED EXHIBIT "C", WHICH IS ATTACHED HERETO.

         2. TERM.

            THE INITIAL TERM OF THIS LEASE IS FIVE (5) YEAR(S), COMMENCING ON
                                              ----  -
MARCH 1 1995, AND EXPIRING FEBRUARY 28, 2000, UNLESS SOONER TERMINATED AS
- ------------               -----------------
PROVIDED HEREIN.

            RENEWAL OPTIONS: TENANT SHALL HAVE THREE (3) FIVE-YEAR OPTIONS TO RENEW, WITH 180-DAYS' WRITTEN NOTICE TO LANDLORD TO EXERCISE SAID OPTION.

         3. RENT.

            "BASE RENT" IS DEFINED AS BEING THE COMBINATION OF BASE RENT, INITIAL ELECTRICAL CHARGE AND FULL SERVICE OPERATING COSTS.

            TENANT COVENANTS TO PAY TO LANDLORD, WITHOUT DEMAND AND WITHOUT SET-OFF OR DEDUCTION, AT LANDLORD'S ADDRESS DESIGNATED IN PARAGRAPH 26 OF THIS LEASE, OR AT SUCH OTHER PLACE AS LANDLORD MAY FROM TIME-TO-TIME DESIGNATE IN WRITING THE FOLLOWING BASE RENTAL:


                      ANNUAL BASE RENT                     MONTHLY BASE RENT
                      ----------------                     -----------------

3-1-95 TO 2-28-2000        $46,775.60                         $3,897.97


        NOTE: TENANT SHALL PAY THE FIRST TWO (2) MONTHS' RENTAL ($7,795.94) AT THE TIME THE LEASE IS FULLY EXECUTED; SAID TWO MONTHS' RENTAL TO BE APPLIED TO TENANT'S FIRST TWO MONTHS' RENTAL OBLIGATION.


        OPTION RENTAL:
        --------------


        3-1-00 TO 2-28-05                   $9.70 PER SQUARE FOOT BASE RENTAL,
                                                                  ------------
                                            PLUS TENANT'S INITIAL ELECTRICAL
                                            CHARGE AND FULL SERVICE OPERATING
                                            COSTS (PER SQUARE FOOT), AS CALCU-
                                            LATED AT THAT TIME;




        3-1-05 TO 2-28-10                  $11.39 PER SQUARE FOOT BASE RENTAL,
                                                                  ------------
                                           PLUS TENANT'S INITIAL ELECTRICAL
                                           CHARGE AND FULL SERVICE OPERATING
                                           COSTS (PER SQUARE FOOT), AS
                                           CALCULATED AT THAT TIME;

        3-1-10 TO 2-28-15                  $13.38 PER SQUARE FOOT BASE RENTAL,
                                                                  ------------
                                           PLUS TENANT'S INITIAL ELECTRICAL
                                           CHARGE AND FULL SERVICE OPERATING
                                           COSTS (PER SQUARE FOOT), AS
                                           CALCULATED AT THAT TIME.


         THE RENT SET-OUT ABOVE IS TO BE PAID TO LANDLORD, IN ADVANCE ON THE FIRST DAY OF EACH CALENDAR MONTH DURING THE TERM, AND ADJUSTED AS HEREINAFTER PROVIDED. IN THE EVENT THE LEASE TERM DOES NOT BEGIN ON THE FIRST DAY OF THE MONTH, A PRO-RATA PART OF SUCH MONTHLY RENTAL SHALL BE DUE. IN ADDITION, TENANT SHALL PAY ITS PRO-RATA SHARE OF "COMMON AREA" ON ITS FLOOR, AS DEFINED IN PARAGRAPH 17(A) AND 17(B) HEREOF.

         4. USE.

            TENANT SHALL USE THE LEASED PREMISES FOR SWITCH SITE AND FOR NO
                                                     -----------
OTHER PURPOSE.

         5. SERVICES TO BE PROVIDED BY LANDLORD.

            SUBJECT TO THE RULES AND REGULATIONS HEREINAFTER REFERRED TO, LANDLORD SHALL FURNISH TO TENANT, AT LANDLORD'S EXPENSE, THE FOLLOWING SERVICES FOR THE OCCUPIED PORTION OF THE LEASED PREMISES DURING THE LEASE TERM:

            (A) AIR CONDITIONING AND HEATING AT SUCH TEMPERATURES AND IN SUCH AMOUNTS AS MAY BE REASONABLY REQUIRED FOR COMFORTABLE USE AND OCCUPANCY MONDAY THROUGH FRIDAY, UNDER NORMAL OFFICE CONDITIONS, AND FROM 8:00 A.M. TO 2:00 P.M. ON SATURDAY, BUT NOT ON SUNDAYS, NEW YEAR'S DAY, JULY 4TH, LABOR DAY, THANKSGIVING, CHRISTMAS OR OTHER LEGAL HOLIDAYS. HEATING, VENTILATION AND AIR CONDITIONING SHALL BE AVAILABLE AS REQUIRED, 24 HOURS DAILY, SEVEN DAYS A WEEK; AND ALL EXCESS ENERGY USE OVER $1.30 PER SQUARE FOOT PER YEAR SHALL BE SEPARATELY METERED AND BILLED MONTHLY TO TENANT.

            (B) WATER FOR DRINKING, LAVATORY AND TOILET PURPOSES ON THE FLOOR(S) ON WHICH THE LEASED PREMISES ARE LOCATED.

            (C) JANITOR SERVICE IN AND ABOUT THE LEASED PREMISES, FIVE (5) DAYS PER WEEK AND PERIODIC WINDOW WASHING.

            (D) ELEVATOR FOR ACCESS TO AND EGRESS FROM THE BUILDING AND THE FLOOR(S) ON WHICH THE LEASED PREMISES ARE SITUATED.

            (E) REPLACEMENT OF FLUORESCENT LAMPS IN BUILDING STANDARD CEILING MOUNTED FIXTURES, INSTALLED BY LANDLORD, AND ELECTRIC SERVICE REQUIRED TO OPERATE THE STANDARD LIGHTING TYPEWRITERS, SMALL AUTOMATIC BUSINESS OR ACCOUNTING MACHINES, ETC. IT SHALL NOT INCLUDE CURRENT FOR THE OPERATION OF ANY COOLING OR ABNORMAL AMOUNTS OF CURRENT,

SUCH AS LARGE AUTOMATIC BUSINESS MACHINES OR SYSTEMS. IF TENANT DESIRES TO INSTALL ANY SUCH EQUIPMENT OR APPARATUS, TENANT SHALL NOTIFY LANDLORD IN WRITING, AND UPON A SATISFACTORY AGREEMENT CONCERNING THE HANDLING OF INSTALLATION COSTS AND RESPONSIBILITY AND THE ADDITIONAL MONTHLY CHARGES TO BE PAID BY TENANT, SUCH EQUIPMENT OR APPARATUS MAY BE INSTALLED.

            NO SLOWDOWN, INTERRUPTION, STOPPAGE OR MALFUNCTION OF ANY SUCH SERVICES SHALL CONSTITUTE AN EVICTION OR DISTURBANCE OF TENANT'S USE AND POSSESSION OF THE LEASED PREMISES OF BUILDING OR A BREACH BY LANDLORD OF ANY OF ITS OBLIGATIONS HEREUNDER (INCLUDING THE OBLIGATION TO PAY RENT) OR GRANT TENANT ANY RIGHT OF OFF-SET OR RECOUPMENT; AND IN NO EVENT SHALL LANDLORD BE LIABLE FOR DAMAGES TO PERSONS OR PROPERTY, OR BE IN DEFAULT HEREUNDER, AS A RESULT OF SUCH SLOWDOWN, INTERRUPTION, HOWEVER, LANDLORD SHALL USE REASONABLE DILIGENCE TO RESTORE SUCH SERVICE.

            NOTWITHSTANDING ANY OTHER TERM OR PROVISION HEREOF, TENANT SHALL PAY TO LANDLORD, MONTHLY AS BILLED, SUCH CHARGES AS MAY BE SEPARATELY METERED OR AS LANDLORD'S ENGINEER MAY COMPUTE FOR ANY ENERGY SERVICE INCLUDING FOR OPERATION, HEATING, VENTILATING OR COOLING UTILIZED BY TENANT FOR COMPUTERS, DATA PROCESSING OR OTHER EQUIPMENT (EXCEPT TYPEWRITERS, DICTATING EQUIPMENT, ADDING MACHINES, DESK-TOP CALCULATORS AND OTHER OFFICE EQUIPMENT OF LOW ENERGY CONSUMPTION) OR OTHER ENERGY SERVICE NOT STANDARD FOR THE BUILDING.

         6. REPAIRS AND MAINTENANCE.

            (A) LANDLORD WILL, AT ITS OWN COST AND EXPENSE, EXCEPT AS MAY BE PROVIDED ELSEWHERE HEREIN, MAKE NECESSARY REPAIRS OF DAMAGE TO THE BUILDING CORRIDORS, LOBBY, STRUCTURAL MEMBERS OF THE BUILDING AND EQUIPMENT USED TO PROVIDE THE SERVICES REFERRED TO IN PARAGRAPH 5 HEREOF, UNLESS ANY SUCH DAMAGE IS CAUSED BY ACTS OR OMISSIONS OF TENANT, ITS AGENTS, CUSTOMERS, EMPLOYEES OR INVITEES, IN WHICH EVENT TENANT WILL BEAR THE COST OF SUCH REPAIRS. TENANT WILL PROMPTLY GIVE LANDLORD WRITTEN NOTICE OF ANY DAMAGE REQUIRING REPAIR BY LANDLORD, AS AFORESAID.

            (B) TENANT WILL NOT DAMAGE THE LEASED PREMISES OR THE BUILDING AND SHALL KEEP THE LEASED PREMISES, INCLUDING ALL FIXTURES INSTALLED BY TENANT, IN GOOD AND TENANTABLE CONDITION; AND SHALL PROMPTLY MAKE ALL NECESSARY REPAIRS, EXCEPT THOSE TO BE MADE BY LANDLORD AS PROVIDED IN PARAGRAPH 6(A), AND, EXCEPT AS PROVIDED IN PARAGRAPH 6(C), ALL AT TENANT'S SOLE EXPENSE UNDER THE SUPERVISION AND WITH THE APPROVAL OF LANDLORD SUCH REPAIRS AND REPLACEMENTS SHALL BE IN QUALITY AND CLASS EQUAL TO THE ORIGINAL WORK. IF TENANT FAILS TO MAKE SUCH REPAIRS OR REPLACEMENT PROMPTLY, THEN LANDLORD AT ITS OPTION, MAY MAKE SUCH REPAIRS OR REPLACEMENTS, AND TENANT SHALL PAY THE COST THEREOF TO LANDLORD WITHIN FIVE (5) DAYS OF DEMAND. UPON TERMINATION OF THIS LEASE, TENANT WILL SURRENDER AND DELIVER UP THE LEASED PREMISES TO LANDLORD IN THE SAME CONDITION IN WHICH THEY EXISTED ATTHE COMMENCEMENT OF THE LEASE, EXCEPTING ONLY ORDINARY WEAR AND TEAR, ACTS OF GOD, AND DAMAGE ARISING FROM ANY CAUSE NOT REQUIRED HEREUNDER TO BE REPAIRED BY TENANT.

            (C) TENANT SHALL HAVE NO OBLIGATION TO REPAIR DAMAGE TO THE LEASED PREMISES OR THE BUILDING IF SUCH DAMAGE SHALL BE CAUSED BY FIRE OR OTHER CASUALTY, NOT A RESULT OF THE ACTS OR OMISSIONS OF TENANT, ITS AGENTS, CUSTOMERS, EMPLOYEES OR INVITEES, AND WHICH IS COVERED BY INSURANCE MAINTAINED BY LANDLORD ON THE BUILDING (IN APPLY), OR IF THE DAMAGE OCCURS AS A RESULT OF AN EMINENT DOMAIN TAKING (IN WHICH THE PROVISIONS OF PARAGRAPH 18 APPLY).

         7. FIRE OR OTHER CASUALTY.

            (A) IF, AT ANY TIME DURING THE LEASE TERM, THE LEASED PREMISES OR ANY PORTION OF THE BUILDING SHALL BE DAMAGED OR DESTROYED BY FIRE OR OTHER CASUALTY, NOT A RESULT OF THE ACTS OR OMISSIONS OF TENANT, ITS AGENTS, CUSTOMERS, EMPLOYEES OR INVITEES, AND WHICH IS COVERED BY INSURANCE MAINTAINED BY LANDLORD ON THE BUILDING (IN WHICH EVENT THE PROVISIONS OR PARAGRAPH 7 HEREOF SHALL APPLY), OR IF THE DAMAGE OCCURS AS A RESULT OF AN EMINENT DOMAIN TAKING (IN WHICH THE PROVISIONS OF PARAGRAPH 18 APPLY), THEN LANDLORD SHALL HAVE THE ELECTION TO TERMINATE THIS LEASE OR TO REPAIR AND RECONSTRUCT THE LEASED PREMISES OR BUILDING TO THE CONDITION IN WHICH IT EXISTED IMMEDIATELY PRIOR TO SUCH DAMAGE OR DESTRUCTION.

            (B) IF LANDLORD ELECTS TO REPAIR AND RESTORE THE LEASED PREMISES OR THE BUILDING, THEN RENT SHALL ABATE DURING THE PERIOD AND TO THE EXTENT THAT THE LEASED PREMISES ARE NOT REASONABLY USABLE FOR THE PURPOSES FOR WHICH THEY WERE LEASED HEREUNDER. IF, HOWEVER, THE DAMAGE SHALL HAVE BEEN THE RESULT OF TENANT'S ACTS OR OMISSIONS, OR THOSE OF HIS EMPLOYEES, CUSTOMERS OR INVITEES, THEN RENT SHALL ABATE ONLY TO THE EXTENT OF ANY RENT INSURANCE PROCEEDS RECEIVED BY LANDLORD IN LIEU OF RENT.

            IF LANDLORD SHALL ELECT TO REPAIR AND RESTORE THE LEASED PREMISES, THIS LEASE SHALL CONTINUE IN FULL FORCE AND EFFECT AND SUCH REPAIRS AND RESTORATION SHALL BE MADE WITHIN A REASONABLE TIME AFTER THE DAMAGE SHALL HAVE OCCURRED, SUBJECT TO DELAYS ARISING FROM SHORTAGES OF LABOR OR MATERIAL, DELAYS IN INSURANCE ADJUSTMENT, ACTS OF GOD, WAR OR OTHER CONDITIONS OR EVENTS BEYOND LANDLORD'S CONTROL. IF THIS LEASE SHALL BE TERMINATED, AS HEREIN PERMITTED, LANDLORD SHALL REFUND TO TENANT ANY PREPAID RENT (UNACCRUED AS OF THE DATE OF DAMAGE OR DESTRUCTION) LESS ANY SUM THEN OWING TO LANDLORD BY TENANT. IF LANDLORD SHALL ELECT TO REPAIR AND RECONSTRUCT THE LEASED PREMISES, OR THE BUILDING, THEN THE LEASE TERM SHALL BE EXTENDED BY A PERIOD OF TIME EQUAL TO THE PERIOD DURING SUCH REPAIR AND RECONSTRUCTION WHEN THE LEASED PREMISES ARE NOT REASONABLY USABLE BY TENANT FOR THE PURPOSES FOR WHICH THEY ARE LEASED HEREUNDER. LANDLORD SHALL NOT BE OBLIGATED TO RESTORE FIXTURES, IMPROVEMENTS OR OTHER PROPERTY OF TENANT.

         8. COMPLIANCE WITH LAWS AND USAGE.

            TENANT, AT ITS OWN EXPENSE, WILL COMPLY WITH ALL FEDERAL, STATE, MUNICIPAL AND OTHER LAWS, ORDINANCES, RULES AND REGULATIONS APPLICABLE TO TENANT; WILL NOT ENGAGE IN ANY ACTIVITY WHICH WOULD CAUSE LANDLORD'S FIRE AND EXTENDED COVERAGE INSURANCE TO BE CANCELLED OR THE RATE THEREFORE TO BE INCREASED (OR, AT LANDLORD'S OPTION, WILL PAY ANY SUCH INCREASE); WILL NOT COMMIT ANY ACT WHICH IS A NUISANCE OR ANNOYANCE TO LANDLORD OR TO OTHER TENANTS, OR WHICH MIGHT APPRECIABLY DAMAGE LANDLORD'S GOODWILL OR REPUTATION, OR

TEND TO INJURE OR DEPRECIATE THE BUILDING; AND WILL NOT COMMIT OR PERMIT WASTE IN THE LEASED PREMISES OR BUILDING. TENANT WILL NOT PAINT, ERECT OR DISPLAY ANY SiGN, ADVERTISEMENT, PLACARD OR LETTERING WHICH IS VISIBLE IN THE CORRIDORS OR LOBBY OF THE BUILDING, OR ON THE OUTSIDE OF THE BUILDING, WITHOUT LANDLORD'S PRIOR WRITTEN APPROVAL.

         9. LIABILITY AND INDEMNITY.

            (A) TENANT AGREES TO INDEMNIFY AND SAVE LANDLORD HARMLESS FROM ALL LIABILITIES AND CLAIMS FROM INJURY OR DAMAGE (INCLUDING COSTS AND EXPENSES OF DEFENDING AGAINST SUCH CLAIMS) ARISING OR ALLEGED TO BE CAUSED BY EMPLOYEES, CONTRACTORS, CUSTOMERS, LICENSEES OR INVITEES OF TENANT, OR ARISING FROM ANY INJURY OR DAMAGE OCCURRING DURING THE TERM OF THIS LEASE IN OR ABOUT THE LEASED PREMISES. TENANT AGREES TO USE AND OCCUPY THE LEASED PREMISES AND OTHER FACILITIES OF THE BUILDING AT ITS OWN RISK AND HEREBY RELEASES LANDLORD, ITS AGENTS AND EMPLOYEES, FROM ALL CLAIMS FOR ANY DAMAGE OR INJURY TO THE FULL EXTENT PERMITTED BY LAW.

            (B) TENANT, ITS AGENTS, EMPLOYEES, CUSTOMERS OR INVITEES, SHALL HAVE NO RIGHT OR CLAIM AGAINST LANDLORD, ITS AGENTS OR EMPLOYEES, FOR BODILY INJURY (FATAL OR NONFATAL) OR PROPERTY DAMAGE (WHETHER CAUSED BY THE CONDITION OF THE LEASED PREMISES OR THE BUILDING OR FOR ANY OTHER REASON) BY WAY OF SUBROGATION OR ASSIGNMENT, AND TENANT IS HEREBY WAIVING AND RELINQUISHING ANY SUCH RIGHT, GROSS NEGLIGENCE EXCEPTED.

            (C) TENANT AGREES THAT LANDLORD SHALL NOT BE RESPONSIBLE OR LIABLE TO TENANT, ITS EMPLOYEES, AGENTS, CUSTOMERS OR INVITEES FOR BODILY INJURY (FATAL OR NONFATAL) OR PROPERTY DAMAGE OCCASIONED BY THE ACTS OR OMISSIONS OF ANY TENANT OF THE BUILDING, OR ANY SUCH TENANT'S EMPLOYEES, AGENTS, CUSTOMERS OR INVITEES ON OR ABOUT THE LEASED PREMISES AND THE BUILDING.

            (D) LANDLORD AGREES TO INDEMNIFY AND SAVE TENANT HARMLESS FROM ALL LIABILITIES AND CLAIMS FROM INJURY OR DAMAGE (INCLUDING COSTS AND EXPENSES OF DEFENDING AGAINST SUCH CLAIMS) ARISING OR ALLEGED TO BE CAUSED BY EMPLOYEES, CONTRACTORS, CUSTOMERS, LICENSEES OR INVITEES OF LANDLORD, OR ARISING FROM ANY INJURY OR DAMAGE OCCURRING DURING THE TERM OF THIS LEASE IN OR ABOUT THE LEASED PREMISES. TENANT AGREES TO USE AND OCCUPY THE LEASED PREMISES AND OTHER FACILITIES OF THE BUILDING AT ITS OWN RISK AND HEREBY RELEASES LANDLORD, ITS AGENTS AND EMPLOYEES, FROM ALL CLAIMS FOR ANY DAMAGE OR INJURY TO THE FULL EXTENT PERMITTED BY LAW.

            (E) LANDLORD AGREES THAT TENANT SHALL NOT BE RESPONSIBLE OR LIABLE TO LANDLORD, ITS EMPLOYEES, AGENTS, CUSTOMERS OR INVITEES FOR BODILY INJURY (FATAL OR NONFATAL) OR PROPERTY DAMAGE OCCASIONED BY THE ACTS OR OMISSIONS OF ANY TENANT OF THE BUILDING, OR ANY SUCH TENANT'S EMPLOYEES, AGENTS, CUSTOMERS OR INVITEES ON OR ABOUT THE LEASED PREMISES AND THE BUILDING.

         10. ADDITIONS AND FIXTURES.

            (A) TENANT WILL MAKE NO ALTERATION, CHANGE, IMPROVEMENT, REPAIR, REPLACEMENT OR ADDITION TO THE LEASED PREMISES WITHOUT THE PRIOR WRITTEN CONSENT OF LANDLORD. IF SUCH PRIOR WRITTEN CONSENT OF LANDLORD IS GRANTED, THE WORK IN SUCH CONNECTION SHALL BE AT TENANT'S EXPENSE AND SHALL BE CARRIED OUT BY WORKMEN OF LANDLORD OR BY WORKMEN AND CONTRACTORS APPROVED IN ADVANCE IN WRITING BY LANDLORD, AND IN A MANNER AND UPON TERMS AND CONDITIONS AND AT TIMES SATISFACTORY TO, AND APPROVED IN ADVANCE IN WRITING, BY LANDLORD. IN ANY INSTANCE IN WHICH LANDLORD GRANTS SUCH CONSENT, SUCH CONSENT SHALL BE CONDITIONED UPON TENANT'S CONTRACTORS, LABORERS, MATERIALMEN AND OTHERS FURNISHING LABOR OR MATERIALS FOR TENANT, WORKING IN HARMONY AND NOT INTERFERING WITH ANY LABOR UTILIZED BY LANDLORD, LANDLORD'S CONTRACTORS OR MECHANICS, OR BY ANY OTHER TENANT OR SUCH OTHER TENANTS, CONTRACTORS OR MECHANICS, AND IF AT ANY TIME SUCH ENTRY BY ONE OR MORE PERSONS FURNISHING LABOR OR MATERIALS FOR TENANT'S WORK SHALL CAUSE DISHARMONY OR INTERFERENCE, THE CONSENT GRANTED BY LANDLORD TO TENANT MAY BE WITHDRAWN BY LANDLORD DELIVERING TO TENANT 48 HOURS' WRITTEN NOTICE.

            (B) TENANT MAY REMOVE THOSE OF ITS TRADE, FIXTURES, OFFICE SUPPLIES AND MOVABLE OFFICE FURNITURE AND EQUIPMENT WHICH ARE NOT ATTACHED TO THE BUILDING, PROVIDED: (1) SUCH REMOVAL IS MADE PRIOR TO THE TERMINATION OF THE TERM OF THIS LEASE; (2) TENANT IS NOT IN DEFAULT OF ANY OBLIGATION OR CONVENANT UNDER THIS LEASE AT THE TIME OF SUCH REMOVAL, AND (3) THE LEASED PREMISES (WHERE SUCH ITEMS SHALL HAVE BEEN LOCATED) SHALL BE PLACED IN THE CONDITION OF SUCH LEASED PREMISES AT THE INCEPTION OF THE LEASE, SUBJECT TO REASONABLE DETERIORATION AND WEAR AND TEAR. ALL OTHER PROPERTY IN THE LEASED PREMISES AND ANY ALTERATIONS OR ADDITIONS TO THE LEASED PREMISES (INCLUDING BUT NOT LIMITED TO CARPETING, PANELING, WALL COVERING OR LIGHTING), AND ANY OTHER ARTICLE ATTACHED OR AFFIXED TO THE FLOOR, WALL OR CEILING OF THE LEASED PREMISES SHALL BECOME THE PROPERTY OF LANDLORD AND SHALL REMAIN UPON AND BE SURRENDERED WITH THE LEASED PREMISES, EXCEPT TENANT'S SWITCH, AS PART THEREOF AT THE TERMINATION OF THIS LEASE, TENANT HEREBY WAIVING ALL RIGHTS TO ANY PAYMENT OR COMPENSATION THEREFORE. IF, HOWEVER, LANDLORD SO REQUIRES IN WRITING, TENANT WILL, PRIOR TO TERMINATION OF THIS LEASE, REMOVE ANY AND ALL ALTERATIONS, ADDITIONS, FIXTURES, EQUIPMENT AND PROPERTY PLACED OR INSTALLED BY IT IN THE LEASED PREMISES AND WILL REPAIR ANY DAMAGE CAUSED BY SUCH REMOVAL TO THE CONDITION DESCRIBED IN THE FIRST SENTENCE OF THIS PARAGRAPH 10(B).

            LANDLORD HAS THE OPTION, FOR A PERIOD OF 30 DAYS AFTER TENANT HAS GIVEN LANDLORD NOTICE OF ITS INTENT TO VACATE AFTER THIS LEASE AND ANY EXTENSIONS OF THIS LEASE ARE NO LONGER IN FORCE AND EFFECT, OF ACCEPTING THE PREMISES "AS IS" OR REQUIRING TENANT TO DEMOLISH AND REMOVE TENANT'S IMPROVEMENTS.

         11. ASSIGNMENT AND SUB-LETTING.

            TENANT, HIS HEIRS, SUCCESSORS, PERSONAL REPRESENTATIVES OR ASSIGNS, WILL NOT ASSIGN THIS LEASE OR SUBLEASE THE LEASED PREMISES, OR ANY PART THEREOF, OR MORTGAGE, PLEDGE OR HYPOTHECATE THIS LEASEHOLD OR IN ANY MANNER TRANSFER OR ASSIGN, BY OPERATION OF LAW OR OTHERWISE, HIS LEASEHOLD INTEREST, OR GRANT ANY CONCESSION OR LICENSE WITHIN THE LEASED PREMISES, WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF LANDLORD, AND ANY ATTEMPT TO DO ANY OF THE FOREGOING WITHOUT LANDLORD'S CONSENT SHALL BE VOID.

            ANY CONSENT BY LANDLORD TO ANY ACT OF ASSIGNMENT OR SUBLEASING SHALL APPLY ONLY TO THE SPECIFIC TRANSACTION THEREBY AUTHORIZED. SUCH CONSENT SHALL NOT BE CONSTRUED AS A WAIVER OF THE DUTY OF TENANT, HIS HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS, TO OBTAIN FROM LANDLORD CONSENT TO ANY OTHER OR SUBSEQUENT ASSIGNMENT OR SUBLEASING, OR AS MODIFYING OR LIMITING THE RIGHTS OF LANDLORD UNDER THE FOREGOING COVENANT BY TENANT NOT TO ASSIGN OR SUBLEASE WITHOUT SUCH CONSENT. ANY VIOLATION OF ANY PROVISION OF THIS LEASE, WHETHER BY ACT OR OMISSION, SHALL BE DEEMED A VIOLATION OF SUCH PROVISION BY TENANT, AND TENANT SHALL BE LIABLE TO LANDLORD FOR ANY AND ALL ACTS AND OMISSIONS OF ANY AND ALL ASSIGNEES, SUBTENANTS, UNDERTENANTS AND OCCUPANTS. IF THIS LEASE SHALL BE ASSIGNED, LANDLORD MAY COLLECT RENT FROM ASSIGNEE; AND IF THE LEASED PREMISES, OR ANY PART THEREOF SHALL BE SUBLEASED OR OCCUPIED BY ANY PARTY OTHER THAN TENANT, LANDLORD, UPON TENANT'S DEFAULT, MAY AND IS HEREBY EMPOWERED TO COLLECT RENT FROM THE SUBTENANT, UNDERTENANT OR OCCUPANT. IN ANY SUCH EVENT, LANDLORD MAY APPLY THE NET AMOUNT RECEIVED BY IT TO THE RENT HEREIN RESERVED, AND NO SUCH COLLECTION SHALL BE DEEMED A WAIVER OF THE COVENANT HEREIN AGAINST ASSIGNMENT OR SUBLEASING, OR THE ACCEPTANCE OF THE ASSIGNEE, SUBTENANT, UNDERTENANT OR OCCUPANT AS THE TENANT HEREUNDER, OR A RELEASE OF TENANT FROM THE FURTHER PERFORMANCE OF THE COVENANTS HEREIN CONTAINED ON THE PART OF THE TENANT.

            THE TERM "ASSIGN" SHALL INCLUDE (I) AN ASSIGNMENT OF A PART INTEREST IN THIS LEASE, AS WELL AS ANY ASSIGNMENT FROM CO-TENANT TO ANOTHER, AND (II) AN ASSIGNMENT TO THE PRIOR OWNER OF THE TENANT'S INTEREST HEREIN OR PART HEREOF. AN ASSIGNMENT SHALL ALSO INCLUDE ONE OR MORE SALES OR TRANSFERS, BY OPERATION OF LAW OR OTHERWISE, OR CREATION OF NEW STOCK, BY WHICH AN AGGREGATE OF MORE THAN FIFTY PERCENT (50%) OF TENANT'S VOTING STOCK SHALL BE VESTED IN A PARTY OR PARTIES, THEN THE PRECEDING SENTENCE SHALL NOT APPLY; HOWEVER, IF TENANT'S STOCK, OR IF AT LEAST EIGHTY PERCENT (80%) OF TENANT'S STOCK IS OWNED BY A CORPORATION WHOSE STOCK IS LISTED ON A RECOGNIZED SECURITY EXCHANGE, NOR SHALL IT APPLY IF FORTY PERCENT (40%) OR MORE OF TENANT STOCK SHALL BE OWNED BY TWENTY
(20) OR MORE SHAREHOLDERS AS OF THE DATE OF THIS LEASE.

         12. SUBORDINATION.

            THIS LEASE AND THE RIGHTS OF TENANT HEREUNDER ARE SUBJECT AND SUBORDINATE TO ANY PRIOR GROUND LEASE AFFECTING THE PROPERTY ON WHICH THE BUILDING IS SITUATED (INCLUDING RENEWALS AND EXTENSIONS THEREOF), AND TO ANY DEED OF TRUST LIEN NOW OR HEREAFTER AFFECTING THE BUILDING OR THE PROPERTY ON WHICH THE BUILDING IS LOCATED, OR ANY PART THEREOF, WITH RESPECT TO LANDLORD AND ANY MORTGAGEE OR ANY MORTGAGEE AND/OR BENEFICIARY OF ANY DEED OF TRUST NOW OR HEREAFTER A LIEN ON THE BUILDING AND/OR THE LEASED PREMISES ("LANDLORD'S MORTGAGEE"). TENANT AGREES THAT ANY SUCH LANDLORD'S MORTGAGEE SHALL HAVE THE RIGHT AT ANY TIME TO ELECT BY A NOTICE IN WRITING GIVEN TO TENANT, TO MAKE THIS LEASE SUPERIOR TO SUCH MORTGAGE AND/OR DEED OF TRUST AND, UPON THE GIVING OF SUCH NOTICE TO TENANT, THIS LEASE SHALL BE DEEMED PRIOR AND SUPERIOR TO SUCH MORTGAGE AND/OR DEED OF TRUST IN RESPECT OF WHICH SAID NOTICE WAS GIVEN; OR ANY SUCH LANDLORD'S MORTGAGEE MAY, BY LIKE NOTICE, MAKE THIS LEASE SUBORDINATE TO SUCH MORTGAGE AND/OR DEED OF TRUST IN RESPECT OF WHICH SAID NOTICE WAS GIVEN.

         13. ADJUSTMENT OF RENT.

            THE BASE RENTAL PROVIDED FOR HEREIN IS BASED, IN PART, UPON LANDLORD'S ESTIMATE THAT BASIC COST (AS HEREINAFTER DEFINED) OR REPAIRING, MAINTAINING AND OPERATING THE BUILDING DURING EACH CALENDAR YEAR OF THE LEASE TERM WILL BE FIVE AND 17/100 DOLLARS ($5.17) PER SQUARE FOOT OF RENTABLE AREA OF
             ---------------          -----
OFFICE SPACE IN THE BUILDING, SUCH AMOUNT BEING HEREINAFTER REFERRED TO AS "ESTIMATED BASIC COST".

         14. BASIC COST.

         "BASIC COST", AS SAID TERM IS USED HEREIN, SHALL CONSIST OF THE OPERATING EXPENSES OF THE BUILDING, WHICH SHALL BE COMPUTED ON THE ACCRUAL BASIS. ALL OPERATING EXPENSES SHALL BE DETERMINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES WHICH SHALL BE CONSISTENTLY APPLIED. THE TERM "OPERATING EXPENSES", AS USED HEREIN, SHALL MEAN ALL EXPENSES, COSTS AND DISBURSEMENTS (BUT NOT REPLACEMENT OF CAPITAL INVESTMENT ITEMS, NOR GENERAL OFFICE EXPENSE, NOR SPECIFIC COSTS ESPECIALLY BILLED TO AND PAID BY SPECIFIC TENANTS, NOR RENTAL COMMISSIONS) OF EVERY KIND AND NATURE WHICH LANDLORD SHALL PAY OR BECOME OBLIGATED TO PAY BECAUSE OF, OR IN CONNECTION WITH, THE OWNERSHIP AND OPERATION OF THE BUILDING, INCLUDING BUT NOT LIMITED TO, THE FOLLOWING:

            (A) WAGES AND SALARIES OF ALL EMPLOYEES ENGAGED IN OPERATION AND MAINTENANCE OF THE BUILDING, INCLUDING TAXES, INSURANCE AND BENEFITS RELATING THERETO.

            (B) ALL SUPPLIES AND MATERIALS USED IN OPERATION AND MAINTENANCE OF THE BUILDING.

            (C) COST OF WATER AND POWER, HEATING, LIGHTING, AIR CONDITIONING AND VENTILATING UP TO $1.30 PER SQUARE FOOT OF TENANT'S DEMISED AREA.

            (D) COST OF ALL MAINTENANCE AND SERVICE AGREEMENTS ON EQUIPMENT, INCLUDING WINDOW CLEANING AND ELEVATOR MAINTENANCE.

            (E) COST OF CASUALTY AND LIABILITY INSURANCE APPLICABLE TO THE BUILDING AND LANDLORD'S PERSONAL PROPERTY USED IN CONNECTION THEREWITH.

            (F) ALL TAXES AND ASSESSMENTS AND OTHER GOVERNMENTAL CHARGES WHETHER FEDERAL, STATE, COUNTY OR MUNICIPAL AND WHETHER THEY BE BY TAXING DISTRICTS OR AUTHORITIES PRESENTLY TAXING THE LEASED PREMISES OR BY OTHER SUBSEQUENTLY CREATED OR OTHERWISE, AND ANY OTHER TAXES AND IMPROVEMENT ASSESSMENTS ATTRIBUTABLE TO THE BUILDING OR ITS OPERATION EXCLUDING, HOWEVER, FEDERAL AND STATE TAXES ON INCOME. IT IS AGREED THAT TENANT WILL BE RESPONSIBLE FOR AD VALOREM TAXES ON ITS PERSONAL PROPERTY AND ON THE VALUE OF LEASEHOLD IMPROVEMENTS TO THE EXTENT THAT THE SAME EXCEED STANDARD BUILDING ALLOWANCES.

            (G) COST OF REPAIRS AND GENERAL MAINTENANCE (EXCLUDING REPAIRS AND GENERAL MAINTENANCE OF THE ROOF, FOUNDATION AND EXTERIOR WALLS OF THE BUILDING, REPAIRS AND GENERAL MAINTENANCE PAID BY PROCEEDS OF INSURANCE OR BY TENANT OR OTHER THIRD PARTIES AND ALTERATIONS ATTRIBUTABLE SOLELY TO TENANTS OF THE BUILDING OTHER THAN TENANT).

         15. RENT ADJUSTMENT.

            IF TENANT IS INVOICED FOR A RENT ADJUSTMENT, IT SHALL BE DUE WITHIN 30 DAYS OF THE DATE OF THE INVOICE, PROVIDED THE INVOICED AMOUNT IS LESS THAN 10% OF THE THEN ANNUAL RENT. IF THE INVOICE FOR ADJUSTED RENT IS FOR AN AMOUNT GREATER THAN 10% OF THE ANNUAL RENT, TENANT SHALL BE ALLOWED 90 DAYS IN WHICH TO MAKE PAYMENT.

            IN THE EVENT THAT THE BASIC COST OF LANDLORD'S OPERATION OF THE BUILDING DURING ANY CALENDAR YEAR OF THE TERM OF THIS LEASE SHALL EXCEED THE ESTIMATED BASIC COST SET OUT IN PARAGRAPH 13, TENANT SHALL PAY TO LANDLORD, AS ADDITIONAL RENT, ITS PRO-RATA SHARE OF THE INCREASE IN SUCH BASIC COST FOR SUCH YEAR OVER THE ESTIMATED BASIC COST. THE TERM "ADJUSTED RATE OF RENT" SHALL MEAN THE SUM OF THE RENT DEFINED IN THIS PARAGRAPH 15. TENANT'S PRO-RATA SHARE SHALL BE A FRACTION OF THE TOTAL OF SUCH INCREASE, THE NUMERATOR OF WHICH SHALL BE THE RENTABLE AREA CONTAINED IN THE LEASED PREMISES THEN LEASED BY TENANT IN THE BUILDING AND THE DENOMINATOR OF WHICH SHALL BE THE TOTAL RENTABLE AREA CONTAINED IN THE BUILDING, EXCLUSIVE OF THE NORTHWEST BANK FIRST FLOOR SPACE; SUCH PAYMENT FOR THE PRIOR CALENDAR YEAR BY TENANT SHALL BE DUE THIRTY (30) DAYS AFTER IT IS BILLED TO IT BY LANDLORD. TENANT SHALL PAY THE REASONABLY ESTIMATED RENTAL ESCALATION FOR THE FORTHCOMING CALENDAR YEAR IN EQUAL MONTHLY INSTALLMENTS DURING THAT CALENDAR YEAR. IN THE EVENT THAT THE ESTIMATED RENTAL ESCALATION SHALL EXCEED THE ACTUAL BASIC COST, THEN LANDLORD SHALL REFUND SUCH OVERPAYMENT; IN THE EVENT THE ACTUAL BASIC COST SHALL EXCEED THE ESTIMATED RENTAL ESCALATION, THEN LANDLORD SHALL BE PAID SUCH UNDERPAYMENT BY TENANT WITHIN THIRTY (30) DAYS FROM BILLING. TENANT SHALL HAVE THE RIGHT TO AUDIT LANDLORD'S BOOKS AND
RECORDS RELATING TO BASIC COST OR LANDLORD, AT ITS SOLE DISCRETION, MAY PROVIDE AN AUDIT PREPARED BY A CERTIFIED PUBLIC ACCOUNTANT OF RECOGNIZED STANDING IN DAVENPORT. "BASIC COST" SHALL NOT INCLUDE THE COST OF CAPITAL IMPROVEMENTS OR OTHER ITEMS REQUIRED TO BE CAPITALIZED FOR FEDERAL INCOME TAXES, DEPRECIATION, INTEREST AND PENALTIES AND OTHER LATE CHARGES. INCREASED UTILITY AND HVAC COSTS RESULTING FROM COMPUTERS AND OTHER SPECIAL EQUIPMENT OF LANDLORD OR TENANT (PROVIDED, HOWEVER, THAT IF TENANT IS NOT CHARGED FOR INCREASED UTILITY OR HVAC COSTS RESULTING FROM COMPUTERS OR OTHER SPECIAL EQUIPMENT IN ACCORDANCE WITH PARAGRAPH 5, THEN SUCH COSTS SHALL BE PART OF THE BASIC COST) OR ANY OTHER USER OF THE BUILDING, FUEL ADJUSTMENT COSTS PROVIDED FOR IN PARAGRAPH 16 HEREOF, BROKER COMMISSIONS, COST OF MAINTAINING LANDLORD'S LEGAL EXISTENCE, LANDLORD'S ADMINISTRATIVE AND OVERHEAD COSTS, THE COSTS OF ITEMS OR SERVICES TO BE PAID FOR BY TENANT OR OTHER TENANTS OF THE BUILDING, GROUND OR BUILDING RENT, DEPRECIATION, INTEREST AND PRINCIPAL PAYMENTS ON MORTGAGES AND OTHER DEBT COSTS, IF ANY.

         16. FUEL ADJUSTMENT COSTS.

            NOTWITHSTANDING ANYTHING IN THIS LEASE TO THE CONTRARY, TENANT COVENANTS AND AGREES TO PAY TO LANDLORD AS ADDITIONAL RENT, ON THE FIRST DAY OF EACH CALENDAR MONTH, FOR EACH AND EVERY MONTH IN THE TERM OF THIS LEASE, IN LAWFUL MONEY OF THE UNITED STATES, AN AMOUNT EQUAL TO TENANT'S PRO-RATA SHARE OF ALL FUEL ADJUSTMENT COSTS CHARGED BY ANY PRIVATE OR MUNICIPAL CORPORATION FURNISHING UTILITIES TO THE BUILDING FOR THE PRECEDING MONTH. TENANT'S PRO-RATA SHARE OF SUCH FUEL ADJUSTMENT COSTS SHALL BE A FRACTION OF THE TOTAL OF SUCH COSTS, THE NUMERATOR OF WHICH SHALL BE THE RENTABLE AREA OF THE LEASED PREMISES AND THE DENOMINATOR OF WHICH SHALL BE THE TOTAL RENTABLE AREA OF THE BUILDING, EX-

CLUDING THE NORTHWEST BANK FIRST FLOOR SPACE. FOR PURPOSES OF THIS PARAGRAPH 16, THE PHRASE "FUEL ADJUSTMENT COSTS" SHALL MEAN THE PORTION OF LANDLORD'S UTILITY BILLS WHICH REPRESENTS INCREASES IN ENERGY COSTS TO THE UTILITY COMPANY IN PROVIDING ITS SERVICES AND WHICH INCREASES IN COSTS HAVE NOT BEEN CONSOLIDATED INTO A CHANGE IN THE PUBLISHED RATE OF ORDINANCE UPON WHICH BILLINGS FOR SUCH UTILITY SERVICES ARE BASED. SUMS PAID AS FUEL ADJUSTMENT COSTS UNDER THIS PROVISION OF THIS LEASE SHALL NOT BE INCLUDED IN DETERMINING INCREASES IN OPERATING EXPENSES UNDER ANY OTHER PROVISIONS OF THIS PARAGRAPH.

         17. RENTABLE AREA.

            THE TERM "RENTABLE AREA" SHALL MEAN THE AREA OR AREAS DETERMINED, IN SQUARE FEET, AS FOLLOWS:

            (A) THE RENTABLE AREA ON A SINGLE-TENANT FLOOR SHALL BE THE ENTIRE AREA BOUNDED BY THE INSIDE FACE OF THE GLASS WHICH FORMS THE EXTERIOR OF THE BUILDING, EXCLUDING ONLY THE AREA CONTAINED IN THE "CORE" OF THE BUILDING. THE "CORE" CONSISTS OF THE FOLLOWING: TWO STAIRWELLS, TWO CHASES IN THE MECHANICAL ROOMS, TWO PLUMBING CHASES AND THE ELEVATOR SHAFT. THE RENTABLE AREA OF FLOOR IS 10,884 SQUARE FEET.
- ------

            (B) THE RENTABLE AREA FOR A PARTIAL FLOOR TENANT SHALL BE THE ENTIRE AREA BOUNDED BY THE INSIDE FACE OF ANY GLASS WHICH FORMS THE EXTERIOR OF THE BUILDING TO THE EXTERIOR FACE OF ANY PARTITIONS THAT SEPARATE THE LEASED PREMISES FROM COMMON AREA AND THE MIDPOINT OF PARTITIONS THAT SEPARATE THE LEASED PREMISES FROM OTHER PREMISES. THE COMMON AREAS REFERRED TO SHALL BE DETERMINED BASED UPON THE RATIO OF THE RENTABLE AREA OF THE LEASED PREMISES (NOT INCLUDING ANY PART OF COMMON AREAS) TO THE TOTAL RENTABLE AREA ON THE FLOOR ON WHICH LEASED PREMISES ARE LOCATED (NOT INCLUDING ANY PART OF THE COMMON AREAS). THE TERM "COMMON AREAS", AS USED HEREIN, SHALL MEAN ALL BUILDING CORRIDORS, LOBBIES, RESTROOMS, JANITOR CLOSETS, VENDING ROOMS, TELEPHONE ROOMS, MECHANICAL ROOMS, ELECTRICAL ROOMS AND OTHER AREAS NOT FOR THE EXCLUSIVE USE OF ANY PARTICULAR TENANT THAT ARE LOCATED ON THE SAME FLOOR AS THE LEASED PREMISES. NO DEDUCTIONS FROM RENTABLE AREA SHALL BE MADE FOR COLUMNS OR OTHER STRUCTURAL PORTIONS OR PROJECTIONS NECESSARY TO THE BUILDING. TENANT'S SHARE OF THE COMMON AREA OF THE FOURTH FLOOR IS 31.88%.
            ------          ------

         18. CONDEMNATION.

            IF ALL OR ANY PART OF OR INTEREST IN THE LEASED PREMISES SHALL BE TAKEN AS A RESULT OF THE EXERCISE OF THE POWER OF EMINENT DOMAIN OR PRIVATE PURCHASE BY A PARTY GRANTED THE POWER OF EMINENT DOMAIN IN LIEU THEREOF, THIS LEASE SHALL TERMINATE AS TO THE PART SO TAKEN AS OF THE DATE OF TAKING. IF ONLY A PART OF OR INTEREST IN THE LEASED PREMISES, OR IF A SUBSTANTIAL PORTION OF THE BUILDING IS SO TAKEN, EITHER LANDLORD OR TENANT SHALL HAVE THE RIGHT TO TERMINATE THIS LEASE AS TO THE BALANCE OF THE LEASED PREMISES BY WRITTEN NOTICE TO THE OTHER WITHIN THIRTY (30) DAYS AFTER THE DATE OF TAKING; PROVIDED, HOWEVER, THAT A CONDITION TO THE EXERCISE BY TENANT OF SUCH RIGHT TO TERMINATE SHALL BE THAT THE PORTION OF THE LEASED PREMISES OR BUILDING TAKEN SHALL BE OF SUCH EXTENT AND NATURE AS TO SUBSTANTIALLY HANDICAP, IMPEDE OR IMPAIR TENANT'S USE OF THE LEASED PREMISES, OR THE BALANCE OF THE LEASED PREMISES REMAINING, FOR THE PURPOSES FOR WHICH IT WAS LEASED

HEREUNDER. IN THE EVENT OF ANY TAKING, LANDLORD SHALL BE ENTITLED TO ANY AND ALL COMPENSATION, DAMAGES, INCOME, RENT AND AWARDS WITH RESPECT THERETO EXCEPT FOR AN AWARD, IF ANY, SPECIFIED BY THE CONDEMNING AUTHORITY FOR THE FIXTURES AND OTHER PROPERTY, IF ANY, THAT TENANT HAS THE RIGHT TO REMOVE UPON TERMINATION OF THIS LEASE. TENANT SHALL HAVE NO CLAIM AGAINST LANDLORD OR CONDEMNING AUTHORITY FOR THE VALUE OF ANY UNEXPIRED TERM. IN THE EVENT OF A PARTIAL TAKING OF THE LEASED PREMISES WHICH DOES NOT RESULT IN A TERMINATION OF THIS LEASE, THE RENT THEREAFTER TO BE PAID SHALL BE EQUITABLY AND PROPORTIONATELY REDUCED.

         19. ACCESS BY LANDLORD.

            LANDLORD, ITS AGENTS, EMPLOYEES AND REPRESENTATIVES SHALL HAVE ACCESS TO AND THE RIGHT TO ENTER UPON THE LEASED PREMISES AT ANY REASONABLE TIME TO EXAMINE THE CONDITION THEREOF, TO MAKE ANY REPAIRS OR ALTERATIONS REQUIRED TO BE MADE BY LANDLORD HEREUNDER, TO SHOW THE LEASED PREMISES TO PROSPECTIVE PURCHASERS OR PROSPECTIVE TENANTS, AND FOR ANY OTHER PURPOSE DEEMED REASONABLE BY LANDLORD; EXCEPTING IN THE CASE OF AN EMERGENCY, TENANT SHALL BE GIVEN 24 HOURS' NOTICE.

         20. EVENTS OF TENANT'S DEFAULT.

            EVENTS OF DEFAULT. THE FOLLOWING EVENTS SHALL BE DEEMED TO BE EVENTS OF DEFAULT BY TENANT UNDER THIS LEASE:

            (A) TENANT SHALL HAVE FAILED TO PAY ANY INSTALLMENT OF RENT OR ANY OTHER CHARGE PROVIDED HEREIN, OR ANY PORTION THEREOF WHEN THE SAME SHALL REMAIN UNPAID FOR A PERIOD OF THIRTY (30) DAYS AFTER WRITTEN NOTICE FROM LANDLORD; OR

            (B) TENANT SHALL HAVE FAILED TO COMPLY WITH ANY OTHER PROVISIONS OF THIS LEASE AND SHALL NOT CURE SUCH FAILURE WITHIN THIRTY (30) DAYS AFTER LANDLORD, BY WRITTEN NOTICE, HAS INFORMED TENANT OF SUCH NONCOMPLIANCE (IN THE CASE OF A DEFAULT WHICH CANNOT WITH DUE DILIGENCE BE CURED WITHIN A PERIOD OF THIRTY (30) DAYS, TENANT SHALL HAVE SUCH ADDITIONAL TIME TO CURE SAME AS MAY REASONABLY BE NECESSARY, PROVIDED TENANT PROCEEDS PROMPTLY AND WITH DUE DILIGENCE TO CURE SUCH DEFAULT AFTER RECEIPT OF SAID NOTICE); OR

            (C) TENANT OR ITS GUARANTOR, IF ANY, SHALL FILE IN ANY COURT A PETITION IN BANKRUPTCY OR INSOLVENCY OR FOR REORGANIZATION WITHIN THE MEANING OF THE BANKRUPTCY ACT OF 1979 AS AMENDED, OR FOR ARRANGEMENT WITHIN THE MEANING OF SAID BANKRUPTCY ACT AS AMENDED (OR FOR REORGANIZATION OR ARRANGEMENT UNDER ANY FUTURE BANKRUPTCY ACT FOR THE SAME OR SIMILAR RELIEF), OR FOR THE APPOINTMENT OF A RECEIVER OR TRUSTEE OF ALL OR A PORTION OF TENANT'S PROPERTY; OR

            (D) AN INVOLUNTARY PETITION OF THE KIND REFERRED TO IN SUBPARAGRAPH
(C) OF THIS SECTION SHALL BE FILED AGAINST TENANT OR ITS SECTION SHALL BE FILED AGAINST TENANT OR ITS PARENT COMPANY, IF ANY, AND SUCH PETITION SHALL NOT BE VACATED OR WITHDRAWN WITHIN THIRTY (30) DAYS AFTER THE DATE OF FILING THEREOF, OR

            (E) TENANT OR ITS GUARANTOR, IF ANY, SHALL MAKE AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS; OR

            (F) TENANT OR ITS GUARANTOR, IF ANY, SHALL BE ADJUDICATED BANKRUPT;
OR

            (G) TENANT SHALL CEASE TO CONDUCT ITS NORMAL BUSINESS OPERATIONS IN THE DEMISED PREMISES OR SHALL VACATE OR ABANDON THE DEMISED PREMISES AND LEAVE THE SAME VACATED OR ABANDONED FOR A PERIOD OF THIRTY (30) DAYS; OR

            (H) TENANT SHALL DO OR PERMIT TO BE DONE ANYTHING WHICH CREATES A LIEN UPON THE DEMISED PREMISES, WHICH IS NOT DISCHARGED OR SATISFACTORILY PROVIDED FOR WITHIN THIRTY (30) DAYS:

THEN LANDLORD, UPON THIRTY (30) DAYS' WRITTEN NOTICE TO TENANT, MAY ELECT TO CANCEL AND TERMINATE THIS LEASE.

         21. COSTS, EXPENSES AND ATTORNEYS' FEES.

            (A) IN CASE LANDLORD SHALL, WITHOUT FAULT ON ITS PART, BE MADE A PARTY TO ANY LITIGATION COMMENCED BY OR AGAINST TENANT, THEN TENANT SHALL PAY ALL COSTS, EXPENSES AND REASONABLE ATTORNEYS FEES INCURRED IN SCOTT COUNTY, IOWA, OR PAID BY LANDLORD IN CONNECTION WITH SUCH LITIGATION.

            (B) THE NON-PREVAILING PARTY SHALL PAY ALL ATTORNEYS' FEES, ONLY AS BETWEEN A LITIGATED DISPUTE BETWEEN LANDLORD AND TENANT.

         22. LANDLORD'S LIEN.

            LANDLORD SHALL HAVE AT ALL TIMES A VALID LIEN FOR ALL RENTALS AND OTHER SUMS OF MONEY BECOMING DUE HEREUNDER FROM TENANT, UPON ALL GOODS, WARES, EQUIPMENT, FIXTURES, FURNITURE AND OTHER PERSONAL PROPERTY OF TENANT SITUATED ON THE DEMISED PREMISES, AND SUCH PROPERTY SHALL NOT BE REMOVED THEREFROM WITHOUT THE CONSENT OF LANDLORD UNTIL ALL ARREARAGES IN RENT AS WELL AS ANY AND ALL OTHER SUMS OF MONEY THEN DUE TO LANDLORD HEREUNDER SHALL FIRST HAVE BEEN PAID AND DISCHARGED. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT BY TENANT, LANDLORD MAY, IN ADDITION TO ANY OTHER REMEDIES PROVIDED HEREIN OR BY LAW, ENTER UPON THE DEMISED PREMISES AND TAKE POSSESSION OF ANY AND ALL GOODS, WARES, EQUIPMENT, FIXTURES, FURNITURE AND OTHER PERSONAL PROPERTY OF TENANT SITUATED ON THE PREMISES WITHOUT LIABILITY FOR TRESPASS OR CONVERSION, AND SELL THE SAME UPON TEN (10) DAYS' WRITTEN NOTICE AT PUBLIC OR PRIVATE SALE, WITH OR WITHOUT HAVING SUCH PROPERTY AT THE SALE, AT WHICH LANDLORD OR HIS ASSIGNS MAY PURCHASE, AND APPLY THE PROCEEDS THEREOF, LESS ANY AND ALL EXPENSES CONNECTED WITH THE TAKING OR POSSESSION AND SALE OF THE PROPERTY, AS A CREDIT AGAINST ANY SUMS DUE BY TENANT TO LANDLORD. ANY SURPLUS SHALL BE PAID TO TENANT, AND TENANT AGREES TO PAY ANY DEFICIENCY FORTHWITH. ALTERNATIVELY, THE LIEN HEREBY GRANTED MAY BE FORECLOSURE OF CHATTEL MORTGAGES OR IN ANY OTHER FORM PROVIDED BY LAW. THE STATUTORY LIEN FOR RENT IS NOT HEREBY WAIVED, THE EXPRESS CONTRACTUAL LIEN HEREIN GRANTED BEING IN ADDITION AND SUPPLEMENTARY THERETO.

         23. RIGHT OF ASSIGNMENT BY LANDLORD.

            THE TERM "LANDLORD" SHALL MEAN ONLY THE OWNER, FOR THE TIME BEING, OF THE BUILDING, AND AUTOMATICALLY UPON THE SALE, ASSIGNMENT, TRANSFER OR OTHER CONVEYANCE BY SUCH OWNER OF ITS INTEREST IN THE BUILDING, SUCH OWNER SHALL THEREUPON BE RELEASED AND DISCHARGED FROM ALL COVENANTS AND OBLIGATIONS OF THE LANDLORD THEREAFTER ACCRUING.

         24. NON-WAIVER.

            NEITHER ACCEPTANCE OF RENT BY LANDLORD NOR FAILURE BY LANDLORD TO COMPLAIN OF ANY ACTION, NON-ACTION OR DEFAULT OF TENANT SHALL CONSTITUTE A WAIVER OF ANY OF LANDLORD'S RIGHTS HEREUNDER. WAIVER BY LANDLORD OF ANY RIGHT FOR ANY DEFAULT OF TENANT SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHT FOR EITHER A SUBSEQUENT DEFAULT OF THE SAME OBLIGATION OR ANY OTHER DEFAULT. RECEIPT BY LANDLORD OF TENANT'S KEYS TO THE LEASED PREMISES SHALL NOT CONSTITUTE AN ACCEPTANCE OF SURRENDER OF THE LEASED PREMISES.

         25. INJUNCTION.

            UPON ANY BREACH OR THREATENED BREACH BY TENANT OF ANY OF THE AGREEMENTS, TERMS, COVENANTS OR CONDITIONS CONTAINED IN THIS LEASE, LANDLORD SHALL BE ENTITLED TO ENJOIN SUCH BREACH OR THREATENED BREACH, AND SHALL HAVE THE RIGHT TO INVOKE ANY RIGHT AND REMEDY ALLOWED AT LAW OR IN EQUITY OR BY STATUE OR OTHERWISE AS THOUGH RE-ENTRY AND OTHER REMEDIES WERE NOT PROVIDED FOR IN THIS LEASE.

         26. HOLDING OVER.

            IF TENANT SHALL REMAIN IN POSSESSION OF THE LEASED PREMISES AFTER THE EXPIRATION OF THE TERM OF THIS LEASE, WITHOUT THE EXECUTION BY LANDLORD AND TENANT OF A NEW LEASE AGREEMENT, THEN TENANT SHALL BE DEEMED TO BE OCCUPYING THE LEASED PREMISES AS A TENANT-AT-SUFFERANCE, SUBJECT TO ALL THE COVENANTS AND OBLIGATIONS OF THIS LEASE AND AT A MONTHLY RENTAL OF TWICE THE MONTHLY RENTAL PROVIDED HEREUNDER.

         27. NOTICE.

            ANY NOTICE WHICH MAY OR SHALL BE GIVEN UNDER THE TERMS OF THIS LEASE SHALL BE IN WRITING AND SHALL BE EITHER DELIVERED IN PERSON OR SENT BY UNITED STATES REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID AND ADDRESSED AS FOLLOWS:

         TO THE LANDLORD AT:

                  CPL PROPERTIES, LTD.
                  101 WEST SECOND STREET
                  SUITE 500
                  DAVENPORT, IOWA 52801
                  PH:      319-322-7686
                  FAX:     319-322-7781

TO THE TENANT AT:

                  TELCO COMMUNICATIONS GROUP, INC.
                  4219 LAFAYETTE CENTER DRIVE
                  CHANTILLY, VA 22021-1214
                  ATTN: MR. BRIAN RACHLIN

            A PARTY MAY CHANGE SUCH ADDRESS FROM TIME TO TIME BY GIVING NOTICE AS PROVIDED ABOVE. NOTICE SHALL BE DEEMED GIVEN WHEN DELIVERED (IF DELIVERED BY
HAND) OR WHEN DEPOSITED IN THE UNITED STATES MAIL, POSTAGE PREPAID, AS PROVIDED ABOVE (IF SENT BY MAIL).

         28. NOTICE TO LANDLORD AND MORTGAGEE.

            IF ANY ACT OR OMISSION BY LANDLORD SHALL OCCUR WHICH WOULD GIVE TENANT THE RIGHT TO AND DAMAGES FROM LANDLORD OR THE RIGHT TO TERMINATE THIS LEASE BY REASON OF A CONSTRUCTIVE OR ACTUAL EVICTION FROM ALL OR PART OF THE LEASED PREMISES OR OTHERWISE, TENANT SHALL NOT SUE FOR SUCH DAMAGES OR EXERCISE ANY SUCH RIGHT TO TERMINATE UNTIL (I) IT SHALL HAVE GIVEN WRITTEN NOTICE OF SUCH ACT OR OMMISSION TO LANDLORD AND TO HOLDER(S) OF THE INDEBTEDNESS OR OTHER OBLIGATIONS SECURED BY ANY MORTGAGE OR DEED OF TRUST AFFECTING THE LEASED PREMISES OR THE BUILDING, IF THE NAME AND ADDRESS OF SUCH HOLDER(S) SHALL PREVIOUSLY HAVE BEEN FURNISHED TO TENANT, AND (II) A REASONABLE.PERIOD OF TIME FOR REMEDYING SUCH ACT OR OMISSION SHALL HAVE ELAPSED FOLLOWING THE GIVING OF SUCH NOTICE, DURING WHICH TIME LANDLORD AND SUCH HOLDER(S) OR EITHER OF THEM, THEIR AGENTS OR EMPLOYEES, SHALL BE ENTITLED TO ENTER UPON THE LEASED PREMISES AND DO THEREIN WHATEVER MAY BE NECESSARY TO REMEDY SUCH ACT OR OMISSION. DURING THE PERIOD AFTER THE GIVING OF SUCH NOTICE AND DURING THE REMEDYING OF SUCH ACT OR OMISSIONS, THE RENT PAYABLE BY TENANT FOR SUCH PERIOD AS PROVIDED IN THIS LEASE SHALL BE ABATED AND APPORTIONED ONLY TO THE EXTENT THAT ANY PART OF THE LEASED PREMISES SHALL NOT REASONABLY BE USABLE BY TENANT FOR THE PURPOSES FOR WHICH THE LEASED PREMISES WERE RENTED.

         29. DELAYED OCCUPANCY.

            IF, FOR ANY REASON, THE LEASED PREMISES SHALL NOT BE READY FOR OCCUPANCY BY TENANT AT COMMENCEMENT OF THE TERM HEREOF, THIS LEASE SHALL NOT BE AFFECTED THEREBY, NOR SHALL TENANT HAVE ANY CLAIM AGAINST LANDLORD BY REASON THEREOF, BUT NO RENT SHALL BE PAYABLE FOR THE PERIOD DURING WHICH THE LEASED PREMISES ARE NOT READY FOR OCCUPANCY FOR ANY REASON OTHER THAN OMISSION, DELAY OR DEFAULT ON THE PART OF THE TENANT OR ANYONE ACTING UNDER TENANT. SUCH ABATEMENT OF RENT SHALL CONSTITUTE FULL SETTLEMENT OF ALL CLAIMS BY TENANT BY REASON OF THE PREMISES NOT BEING READY FOR OCCUPANCY AT COMMENCEMENT OF THE TERM HEREOF. LANDLORD, IN ITS SOLE DISCRETION, MAY ELECT TO EXTEND THE TERM OF THE LEASE FOR A TIME PERIOD EQUAL TO THE TIME PERIOD SUCH RENT SHALL HAVE ABATED, AND LANDLORD SHALL MAKE SUCH ELECTION BY GIVING WRITTEN NOTICE THEREOF TO TENANT AS PROVIDED IN PARAGRAPH 26 OF THIS LEASE.

         30. SEVERABILITY.

            EACH AND EVERY COVENANT AND AGREEMENT CONTAINED IN THIS LEASE IS, AND SHALL BE CONSTRUED TO BE A SEPARATE AND INDEPENDENT COVENANT AND AGREEMENT. IF ANY TERM OR PROVISION OF THIS LEASE OR THE APPLICATION THEREOF TO ANY PERSON OR CIRCUMSTANCES SHALL TO ANY EXTENT BE INVALID AND UNENFORCEABLE, THE REMAINDER OF THIS LEASE, OR THE APPLICATION OF SUCH TERM OR PROVISION TO PERSONS OR CIRCUMSTANCES OTHER THAN THOSE AS TO WHICH IT IS INVALID OR UNENFORCEABLE, SHALL NOT BE AFFECTED THEREBY.

         31. ESTOPPEL CERTIFICATE.

            TENANT WILL, AT ANY TIME AND FROM TIME TO TIME, UPON TEN (10) DAYS' PRIOR REQUEST BY LANDLORD, EXECUTE, ACKNOWLEDGE AND DELIVER TO LANDLORD A STATEMENT IN WRITING CERTIFYING THAT THIS LEASE IS UNMODIFIED AND IN FULL EFFECT (OR, IF THERE HAVE BEEN MODIFICATIONS, THAT THIS LEASE IS IN FULL EFFECT AS MODIFIED, AND SETTING FORTH SUCH MODIFICATIONS) AND THE DATES TO WHICH THE RENT HAS BEEN

PAID, AND EITHER STATING THAT TO THE KNOWLEDGE OF THE SIGNER OF THE CERTIFICATE NO DEFAULT OF WHICH THE SIGNER MAY HAVE KNOWLEDGE, AND SUCH STATEMENT IS UNDERSTOOD TO BE INTENDED TO BE RELIED UPON BY ANY PROSPECTIVE PURCHASER OR MORTGAGEE OF THE BUILDING, THE REAL ESTATE ON WHICH THE BUILDING IS LOCATED, OR ANY PORTION THEREOF.

         32. PERSONAL LIABILITY.

            THE LIABILITY OF LANDLORD TO TENANT FOR ANY DEFAULT BY LANDLORD UNDER THE LEASE SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE BUILDING AND THE REAL ESTATE ON WHICH THE BUILDING IS LOCATED, AND LANDLORD SHALL HAVE NO CORPORATE OR PERSONAL LIABILITY FOR ANY DEFICIENCY.

         33. QUIET ENJOYMENT.

            PROVIDED TENANT PAYS THE RENT PAYABLE HEREUNDER AS AND WHEN DUE AND PAYABLE, KEEPS AND FULFILLS ALL OF THE TERMS, COVENANTS, AGREEMENTS AND CONDITIONS TO BE PERFORMED BY TENANT HEREUNDER, AND IS NOT IN DEFAULT UNDER THIS LEASE, TENANT SHALL AT ALL TIMES DURING THE LEASE TERM PEACEABLY AND QUIETLY ENJOY THE LEASED PREMISES WITHOUT ANY DISTURBANCE FROM LANDLORD, OR FROM ANY OTHER PERSON CLAIMING BY, THROUGH, OR UNDER LANDLORD, SUBJECT TO THE TERMS, PROVISIONS, COVENANTS, AGREEMENTS AND CONDITIONS OF THIS LEASE AND TO THE DEEDS OF TRUST, MORTGAGES, GROUND LEASES, ORDINANCES, LEASES AND UTILITY EASEMENTS AND AGREEMENTS TO WHICH THIS LEASE IS SUBJECT AND SUBORDINATE, AS HEREINABOVE SET FORTH.

         34. ENTIRE AGREEMENT AND BINDING EFFECT.

            THIS INSTRUMENT AND ANY ATTACHED ADDENDA OR EXHIBITS SIGNED OR OTHERWISE INITIALLED BY THE PARTIES CONSTITUTE THE ENTIRE AGREEMENT BETWEEN LANDLORD AND TENANT; NO PRIOR WRITTEN OR PRIOR CONTEMPORANEOUS ORAL PROMISES OR REPRESENTATIONS SHALL BE BINDING. THIS LEASE SHALL NOT BE AMENDED, CHANGED OR EXTENDED (EXCEPT AS PROVIDED IN PARAGRAPH 28) EXCEPT BY WRITTEN INSTRUMENT SIGNED BY BOTH PARTIES HERETO. PARAGRAPH CAPTIONS HEREIN ARE FOR CONVENIENCE ONLY, AND NEITHER LIMIT NOR AMPLIFY THE PROVISIONS OF THIS INSTRUMENT, AND THE WORDS OF ANY GENDER SHALL INCLUDE EACH OTHER GENDER WHERE APPROPRIATE. THE PROVISIONS OF THIS INSTRUMENT SHALL BE BINDING UPON THE INURE TO THE BENEFIT OF THE HEIRS, EXECUTORS, ADMINISTRATORS, SUCCESSORS AND ASSIGNS OF THE PARTIES, BUT THIS PROVISION SHALL IN NO WAY ALTER THE RESTRICTIONS HEREIN IN CONNECTION WITH ASSIGNMENT AND SUB-LETTING BY TENANT.

         35. RULES AND REGULATIONS.

            TENANT AND TENANT'S AGENTS, EMPLOYEES AND INVITEES WILL COMPLY WITH ALL REQUIREMENTS OF THE RULES AND REGULATIONS (AS CHANGED FROM TIME TO TIME AS HEREINAFTER PROVIDED) WHICH ARE HEREIN. LANDLORD SHALL AT ALL TIMES HAVE THE RIGHT TO CHANGE SUCH RULES AND REGULATIONS OR TO PROMULATE OTHER RULES AND REGULATIONS IN SUCH REASONABLE MANNER AS MAY BE DEEMED ADVISABLE FOR SAFETY, CARE OR CLEANLINESS OF THE BUILDING AND RELATED FACILITIES OR PREMISES, AND FOR PRESERVATION OF GOOD ORDER THEREIN, PROVIDED, HOWEVER, THAT SUCH CHANGES SHALL NOT BECOME EFFECTIVE AND PART OF THIS LEASE UNTIL A COPY THEREOF SHALL HAVE BEEN DELIVERED TO TENANT. TENANT SHALL FURTHER BE RESPONSIBLE FOR THE COMPLIANCE WITH SUCH RULES AND REGULATIONS BY THE EMPLOYEES, SERVANTS, AGENTS, VISITORS AND INVITEES OF TENANT. ATTACHED AS EXHIBIT "D" IS A COPY OF THE PRESENT BUILDING RULES AND REGULATIONS.

         36. GRAPHICS.

            LANDLORD AGREES TO PROVIDE AND INSTALL AT TENANT'S COST ALL LETTERS OR NUMERALS ON DOORS IN THE LEASED PREMISES; ALL SUCH LETTERS OR NUMERALS SHALL BE IN ACCORDANCE WITH BUILDING STANDARD GRAPHICS, AND NO OTHERS SHALL BE USED OR PERMITTED ON THE PREMISES.

         37. TENANT ALLOWANCES.

            IN PREPARING THE LEASED PREMISES FOR OCCUPANCY BY TENANT, LANDLORD SHALL BE REQUIRED TO BEAR THE EXPENSE OF INSTALLING THE ITEMS LISTED IN EXHIBIT "B", ATTACHED HERETO AND MADE A PART HEREOF, ONLY TO THE EXTENT THAT THEY DO NOT EXCEED THE RESPECTIVE ALLOWANCES INDICATED IN SAID EXHIBIT "B". ALL INSTALLATIONS IN EXCESS THEREOF SHALL BE FOR TENANT'S ACCOUNT AND AT TENANT'S COST (AND TENANT SHALL PAY AD VALOREM TAXES THEREON), WHICH COST SHALL BE PAYABLE BY TENANT TO LANDLORD AS ADDITIONAL RENT HEREUNDER PROMPTLY UPON BEING INVOICED THEREFORE, AND FAILURE BY TENANT TO PAY SAME IN FULL WITHIN THIRTY (30) DAYS SHALL CONSTITUTE FAILURE TO PAY RENT WHEN DUE AND AN EVENT OF DEFAULT BY TENANT HEREUNDER GIVING RISE TO ALL REMEDIES AVAILABLE TO LANDLORD UNDER THIS LEASE AND AT LAW FOR NONPAYMENT OF RENT.

            38. TENANT SHALL HAVE THE RIGHT TO PARK TWO (2) CARS IN THE C. B. &
                                                    ---  -              -------
Q. LOT, AT A CHARGE INCLUDED IN RENTAL ABOVE, DOLLARS ($0) PER CAR, PER MONTH.
- ------              ------------------------           --
ADDITIONAL PARKING SPACES WILL BE AT A COST OF THIRTY ($30.00) PER CAR PER
                                               ---------------
MONTH. SPECIFIC SPACES IN THE PARKING AREAS ARE TO BE ASSIGNED TO TENANT, BUT LANDLORD MAY ISSUE TO TENANT THE AFORESAID NUMBER OF PARKING STICKERS OR TAGS, EACH OF WHICH WILL AUTHORIZE PARKING IN THE PARKING AREAS OF A CAR ON WHICH THE STICKER OR TAG IS DISPLAYED, OR LANDLORD WILL PROVIDE A REASONABLE ALTERNATIVE MEANS OF IDENTIFYING AND CONTROLLING CARS AUTHORIZED TO BE PARKED IN THE PARKING AREAS. LANDLORD MAY DESIGNATE THE AREA WITHIN WHICH EACH SUCH CAR MAY BE PARKED, AND LANDLORD MAY CHANGE SUCH DESIGNATIONS FROM TIME TO TIME. LANDLORD MAY MAKE, MODIFY AND ENFORCE RULES AND REGULATIONS RELATING TO THE PARKING OF AUTOMOBILES IN THE PARKING AREAS, AND TENANT WILL ABIDE BY SUCH RULES AND REGULATIONS.

         39. KEYS.

            LANDLORD AGREES TO FURNISH TENANT WITH NECESSARY KEYS TO EACH CORRIDOR DOOR ENTERING THE LEASED PREMISES, AND ADDITIONAL KEYS WILL BE FURNISHED AT A CHARGE BY LANDLORD EQUAL TO ITS COST PLUS 15% ON AN ORDER SIGNED BY TENANT OR TENANT'S AUTHORIZED REPRESENTATIVE. ALL SUCH KEYS SHALL REMAIN THE PROPERTY OF LANDLORD. NO ADDITIONAL LOCKS SHALL BE ALLOWED ON ANY DOOR OF LEASED PREMISES WITHOUT LANDLORD'S PERMISSION, AND EXCEPT THOSE FURNISHED BY LANDLORD. UPON TERMINATION OF THIS LEASE, TENANT SHALL SURRENDER TO LANDLORD ALL KEYS OF THE LEASED PREMISES, AND GIVE TO LANDLORD THE EXPLANATION OF THE COMBINATION OF ALL LOCKS FOR SAFES, SAFE CABINETS AND VAULT DOORS, IF ANY, IN THE LEASED PREMISES.

            EXECUTED IN MULTIPLE COUNTERPARTS, EACH OF WHICH SHALL HAVE THE FORCE AND EFFECT OF AN ORIGINAL, ON THIS ________ DAY OF ___________________, 19_____.


        LANDLORD                                        TENANT
    CPL PROPERTIES, LTD.                        TELCO COMMUNICATIONS GROUP,

    BY /s/DAVID W. STEINMAN                     BY /s/D. DONALD A. BURNS
       --------------------                        ---------------------------
    ITS PRESIDENT                               ITS PRESIDENT
        -------------------                        ---------------------------
                                                BY
                                                  ----------------------------
                                                ITS
                                                   ---------------------------

STATE OF          IOWA)
        --------------
                      ) SS

COUNTY OF        Scott)
            ----------

ON MARCH 1, 1995, BEFORE ME, THE UNDERSIGNED, A NOTARY PUBLIC IN AND FOR SAID
   -------------
STATE, PERSONALLY APPEARED JAMES W. STEINMAN, KNOWN TO ME TO BE THE PRESIDENT OF
                           -----------------                        ---------
THE CORPORATION THAT EXECUTED THE WITHIN INSTRUMENT AND KNOWN TO ME TO BE THE PERSONS WHO EXECUTED THE WRITTEN INSTRUMENT ON BEHALF OF CPL PROPERTIES, LTD,
                                                         --------------------
THE LANDLORD, AD SONS CORPORATION CORPORATION, AND THEREIN NAMED AND
              -------------------------------
ACKNOWLEDGED TO ME THAT SUCH CORPORATION EXECUTED THE WITHIN INSTRUMENT PURSUANT TO ITS BY-LAWS OR A RESOLUTION OF ITS BOARD OF DIRECTIONS AND THAT JAMES W.
                                                                   --------
STEINMAN AS PRESIDENT OF CPL PROPERTIES LTD. VOLUNTARILY EXECUTED THE THEREIN
- --------------------------------------------
INSTRUMENT.


                               /S/
                               --------------------------------
                               NOTARY IN AND FOR     SCOTT
                                                 --------------
                               COUNTY, STATE OF      IOWA
                                                 --------------
STATE OF MARYLAND        )
        -----------------

                         ) SS

COUNTY OF  MONTGOMERY    )
        -----------------

ON MARCH 3, 1995, BEFORE ME, THE UNDERSIGNED, A NOTARY PUBLIC IN AND FOR SAID
   -------------
STATE, PERSONALLY APPEARED DONALD A. BURNS, KNOWN TO ME TO BE THE PRESIDENT OF
                           ---------------                        ---------
THE CORPORATION THAT EXECUTED THE WITHIN INSTRUMENT AND KNOWN TO ME TO BE THE PERSONS WHO EXECUTED THE WRITTEN INSTRUMENT ON BEHALF OF TELCO COMMUNICATIONS
                                                         --------------------
GROUP, INC., THE TENANT, A VIRGINIA CORPORATION, AND THEREIN NAMED AND
- -----------              ----------
ACKNOWLEDGED TO ME THAT SUCH CORPORATION EXECUTED THE WITHIN INSTRUMENT PURSUANT TO ITS BY-LAWS OR A RESOLUTION OF ITS BOARD OF DIRECTIONS AND THAT DONALD A.
                                                                   ---------
BURNS, AS PRESIDENT OF TELCO COMMUNICATIONS GROUP, INC. VOLUNTARILY EXECUTED THE
- -------------------------------------------------------
THEREIN INSTRUMENT.

                               /S/ RAY PAUL
                                  ----------------------------------
                               NOTARY IN AND FOR     MONTGOMERY
                                                 -------------------
                               COUNTY, STATE OF        MARYLAND
                                                --------------------

                                  EXHIBIT "A"
                                  -----------

THE EAST HALF OF LOT 7 IN BLOCK 41 IN LECLAIRE'S FIRST ADDITION TO THE CITY OF DAVENPORT, IOWA; AND LOT 6 IN BLOCK 41 IN LECLAIRE'S ADDITION TO THE TOWN (NON-CITY) OF DAVENPORT, IOWA.

                                  EXHIBIT "B"
                                  -----------

                                   WORKLETTER

LANDLORD SHALL, AT ITS SOLE COST AND EXPENSE, DEMOLISH AND REMOVE THE EXISTING WALLS, PARTITIONS AND ALL CARPET, AS SHOWN ON THE DRAWING ATTACHED TO THIS EXHIBIT "B".

THE SUSPENDED ACOUSTICAL CEILING, LIGHT FIXTURES AND EXISTING HEATING, VENTILATION, AIR CONDITIONING AND ELECTRICAL CONFIGURATION SHALL NOT BE ALTERED BY LANDLORD.

POSSESSION TO BE GIVEN TO TENANT WITHIN 15 DAYS OF THE DATE THE LEASE IS FULLY EXECUTED, BUT NOT LATER THAN MARCH 15, 1995.

TENANT SHALL HAVE THE RIGHT, AT ITS SOLE EXPENSE, TO MAKE SUCH IMPROVEMENTS ON THE PREMISES AS IT MAY DEEM NECESSARY FOR THE CONSTRUCTION, MAINTENANCE AND OPERATION OF A SWITCH FACILITY SITE. UPON TERMINATION OF THIS LEASE, TENANT SHALL, TO THE EXTENT REASONABLE, RESTORE THE PREMISES TO ITS ORIGINAL CONDITION AT THE COMMENCEMENT OF THIS LEASE, EXCEPT FOR ORDINARY WEAR AND TEAR AND DAMAGES BY THE ELEMENTS OR DAMAGES OVER WHICH TENANT HAD NO CONTROL.

                                  EXHIBIT "C"
                                  -----------

                           [FLOOR PLAN APPEARS HERE]

                           [FLOOR PLAN APPEARS HERE]

                                  EXHIBIT "D"
                                  -----------

                             RULES AND REGULATIONS

          1. TENANT WILL TAKE GOOD CARE OF THE PREMISES AT ALL TIMES, KEEPING THEM CLEAN AND FREE FROM DANGER OR DAMAGE BY FIRE, OPEN WINDOWS, OPEN FAUCETS, OR IMPROPER HANDLING OF APPARATUS OR EQUIPMENT OF ALL KINDS.

          2. THE SIDEWALKS, HALLS, PASSAGES, EXITS, ENTRANCES, ELEVATORS AND STAIRWAYS SHALL NOT BE OBSTRUCTED BY ANY OF THE TENANTS OR USED BY THEM FOR ANY PURPOSES OTHER THAN FOR INGRESS TO AND EGRESS FROM THEIR RESPECTIVE PREMISES. THE HALLS, PASSAGES, EXITS, ENTRANCES, ELEVATORS, STAIRWAYS AND ROOF ARE NOT FOR THE USE OF THE GENERAL PUBLIC AND LANDLORD SHALL, IN ALL CASES, RETAIN THE RIGHT TO CONTROL AND PREVENT ACCESS THERETO BY ALL PERSONS WHOSE PRESENCE, IN THE JUDGMENT OF THE LANDLORD, SHALL BE PREJUDICIAL TO THE SAFETY, CHARACTER, REPUTATION AND INTERESTS OF THE BUILDING AND ITS TENANTS, PROVIDED THAT NOTHING HEREIN CONTAINED SHALL BE CONSTRUED TO PREVENT SUCH ACCESS TO PERSONS WITH WHOM TENANT NORMALLY DEALS IN THE ORDINARY COURSE OF TENANT'S BUSINESS UNLESS SUCH PERSONS ARE ENGAGED IN ILLEGAL ACTIVITIES. NO TENANT AND NO EMPLOYEES OR INVITEES OF ANY TENANT SHALL GO UPON THE ROOF OF THE BUILDING.

          3. NO SIGN, PLACARD, PICTURE, ADVERTISEMENT OR NAME OR NOTICE SHALL BE INSCRIBED, DISPLAYED OR PRINTED OR AFFIXED ON OR TO ANY PART OF THE OUTSIDE OR INSIDE OF THE OFFICE BUILDING WITHOUT THE WRITTEN CONSENT OF LANDLORD, FIRST HAND OBTAINED; AND, LANDLORD SHALL HAVE THE RIGHT TO REMOVE ANY SUCH SIGN, PLACARD, PICTURE, ADVERTISEMENT, NAME OR NOTICE WITHOUT NOTICE TO AND AT THE EXPENSE OF TENANT.

          4. TENANT SHALL NOT USE ANY BLINDS, SHADES, AWNINGS OR SCREENS IN CONNECTION WITH ANY WINDOW OR DOOR OF THE PREMISES UNLESS APPROVED IN WRITING BY LANDLORD. TENANT SHALL NOT USE ANY DRAPE OR WINDOW COVERING FACING ANY EXTERIOR GLASS SURFACE OR INTERIOR HALLWAY, OTHER THAN THE STANDARD WINDOW TREATMENT ESTABLISHED BY LANDLORD, UNLESS APPROVED BY LANDLORD.

          5. TENANT WILL NOT PERMIT ANIMALS, BIRDS OR BICYCLES TO BE BROUGHT OR KEPT IN OR ABOUT THE BUILDING.

          6. LANDLORD WILL PERMIT COOKING, INSTALLATION OF REFRIGERATORS OR ANY OTHER TYPE OF SPECIALIZED ELECTRONIC EQUIPMENT WITH WRITTEN CONSENT OF LANDLORD.

          7. TENANT WILL HAVE ALL DECORATING, CARPENTRY WORK OR ANY LABOR REQUIRED FOR THE INSTALLATION OF TENANT'S EQUIPMENT, FURNISHING OR OTHER PROPERTY, PERFORMED AT ITS EXPENSE AND ONLY BY THE EMPLOYEES OF LANDLORD OR WITH THE CONSENT OF LANDLORD BY PERSONS DULY AUTHORIZED BY LANDLORD.

          8. TENANT SHALL NOT ALTER ANY LOCK NOR INSTALL ANY NEW OR ADDITIONAL LOCKS OR ANY BOLTS ON ANY DOOR OF THE PREMISES WITHOUT THE WRITTEN CONSENT OF LANDLORD.

          9. EACH TENANT, UPON THE TERMINATION OF THE TENANCY, SHALL DELIVER TO LANDLORD THE KEYS OF OFFICES, ROOMS AND TOILET ROOMS WHICH SHALL HAVE BEEN FURNISHED TENANT OR WHICH TENANT SHALL HAVE HAD MADE, AND IN THE EVENT OF LOSS OF ANY KEYS SO FURNISHED, SHALL PAY LANDLORD THEREAFTER.

         10. TENANT SHALL SEE THAT THE DOORS OF THE PREMISES ARE CLOSED AND SECURELY LOCKED BEFORE LEAVING THE BUILDING, AND MUST OBSERVE STRICT CARE AND CAUTION THAT ALL WATER FAUCETS OR WATER APPARATUS ARE ENTIRELY SHUT-OFF BEFORE TENANT OR TENANT'S EMPLOYEES LEAVE THE BUILDING, AND THAT ALL ELECTRICITY, GAS OR AIR SHALL LIKEWISE BE CAREFULLY SHUT-OFF, SO AS TO PREVENT WASTE OR DAMAGE, AND FOR ANY DEFAULT OR CARELESSNESS, TENANT SHALL MAKE GOOD ALL INJURIES SUSTAINED BY OTHER TENANTS OR OCCUPANTS OF THE BUILDING OR LANDLORD.

         12. LANDLORD WILL DIRECT ELECTRICIANS AS TO WHERE AND HOW TELEPHONE AND TELEGRAPH WIRES ARE TO BE INTRODUCED. NO BORING OR CUTTING FOR WIRES WILL BE ALLOWED WITHOUT THE CONSENT OF LANDLORD. THE LOCATION OF TELEPHONES, CALL BOXES AND OTHER OFFICE EQUIPMENT AFFIXED TO THE PREMIES SHALL BE SUBJECT TO THE APPROVAL OF LANDLORD.

         13. TENANT WILL NOT INSTALL ANY ELECTRICAL LIGHTING OR POWER EQUIPMENT IN THE PREMISES WITHOUT FIRST OBTAINING THE WRITTEN APPROVAL OF LANDLORD.

         14. TENANT WILL NOT USE THE WATER CLOSETS, URINALS AND OTHER WATER FIXTURES FOR ANY OTHER PURPOSE THAN THAT FOR WHICH THEY WERE CONSTRUCTED.

         15. NO FURNITURE, FREIGHT OR EQUIPMENT OF ANY KIND SHALL BE BROUGHT INTO THE BUILDING WITHOUT THE CONSENT OF LANDLORD AND ALL MOVING OF THE SAME INTO OR OUT OF THE BUILDING SHALL BE DONE AT SUCH TIME AND IN SUCH MANNER AS LANDLORD SHALL DESIGNATE. LANDLORD SHALL HAVE THE RIGHT TO PRESCRIBE THE WEIGHT, SIZE AND POSITION OF ALL SAFES AND OTHER HEAVY EQUIPMENT BROUGHT INTO THE BUILDING AND ALSO THE TIMES AND MANNER OF MOVING THE SAME IN AND OUT OF THE BUILDING. SAFES OR OTHER HEAVY OBJECTS SHALL, IF CONSIDERED NECESSARY BY LANDLORD, STAND ON A PLATFORM OF SUCH THICKNESS AS IS NECESSARY TO PROPERLY DISTRIBUTE THE WEIGHT. LANDLORD WILL NOT BE RESPONSIBLE FOR LOSS OF OR DAMAGE TO ANY SUCH SAFE OR PROPERTY FROM ANY CAUSE, AND ALL DAMAGE DONE TO THE BUILDING BY MOVING OR MAINTAINING ANY SUCH SAFE OR OTHER PROPERTY SHALL BE REPAIRED AT THE EXPENSE OF TENANT.

          16. NO FURNITURE, PACKAGES, SUPPLIES, EQUIPMENT OR MERCHANDISE WILL BE RECEIVED IN THE BUILDING OR CARRIED UP OR DOWN IN THE ELEVATORS, EXCEPT BETWEEN SUCH HOURS AND IN SUCH ELEVATORS AS SHALL BE DESIGNATED BY LANDLORD.

         17. TENANT WILL NOT MARK, POINT, DRILL INTO OR IN ANY WAY DEFACE THE WINDOWS, DOORS, WALLS, CEILINGS, PARTITIONS, FLOORS OR THE WOOD, STONE OR ALUMINUM WORK IN THE BUILDING AND SHALL NOT PUT THEREIN ANY SPIKES, HOOKS, SCREWS OR NAILS WITHOUT LANDLORD'S WRITTEN CONSENT.

         18. NO VENDING MACHINE OF ANY DESCRIPTION SHALL BE INSTALLED, MAINTAINED OR OPERATED UPON THE PREMIES WITHOUT THE WRITTEN CONSENT OF LANDLORD.

         19. CANVASSING, SOLICITING AND PEDDLING WITHIN THE ENTIRE OFFICE BUILDING IS PROHIBITED UNLESS SPECIFICALLY APPROVED BY LANDLORD AND EACH TENANT SHALL COOPERATE TO PREVENT SUCH ACTIVITY.

         20. TENANT SHALL COMPLY WITH ALL REASONABLE SECURITY RULES PROMULGATED BY LANDLORD INCLUDING THE USE OF A CARD ENTRANCE SYSTEM FOR OFF-HOUR ADMISSION.

         21. A DIRECTORY WILL BE MAINTAINED IN THE LOBBY OF THE BUILDING BY LANDLORD, WITH THE NAMES AND SUITE NUMBERS OF THE TENANT OF THE BUILDING PROPERLY NUMBERED AND LETTERED, BUT WILL BE RENEWED AND CHANGED AT THE EXPENSE OF TENANT.


         22. TENANT WILL ABIDE BY AND PERFORM ALL SUCH REASONABLE RULES AND REGULATIONS AS LANDLORD MAY NOW OR HEREAFTER MAKE WHICH ARE ACCORDING TO LANDLORD'S JUDGMENT FOR THE GENERAL GOOD OF THE BUILDING AND ITS TENANTS.


         23. LANDLORD MAY MAKE REASONABLE CHANGES TO THESE RULES AND REGULATIONS AT ITS DISCRETION, UPON WRITTEN NOTICE TO ALL TENANTS.